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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: May 7, 2003
(Date of earliest event reported)

MACK-CALI REALTY CORPORATION
(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)

1-13274 (Commission File No.)	22-3305147 (I.R.S. Employer Identification No.)

11 Commerce Drive, Cranford, New Jersey 07016 (Address of Principal Executive Offices) (Zip Code)

(908) 272-8000 (Registrant's telephone number, including area code)

N/A (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

  (c)
  Exhibits.

Exhibit Number	Exhibit Title
99.1	First Quarter 2003 Supplemental Operating and Financial Data
99.2	First Quarter 2003 earnings press release of Mack-Cali Realty Corporation dated May 8, 2003

Item 9. Regulation FD Disclosure under Items 9 and 12

        For the quarter ended March 31, 2003, Mack-Cali Realty Corporation (the "Company") hereby makes available supplemental data regarding its operations. The Company is attaching such supplemental data as Exhibit 99.1 to this Current Report on Form 8-K.

        In addition, on May 8, 2003, the Company issued a press release announcing its financial results for the first quarter 2003. A copy of the press release is attached hereto as Exhibit 99.2.

        The information included in this Current Report on Form 8-K (including the exhibits hereto) is intended to be furnished under Item 12, "Results of Operations and Financial Condition," and under Item 9, "Regulation FD Disclosure," pursuant to interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. As such, the information (including the exhibits) hereunder shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This Current Report (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Date: May 7, 2003	By:	/s/ BARRY LEFKOWITZ Barry Lefkowitz Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	First Quarter 2003 Supplemental Operating and Financial Data
99.2	First Quarter 2003 earnings press release of Mack-Cali Realty Corporation dated May 8, 2003

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
  Item 9. Regulation FD Disclosure under Items 9 and 12
SIGNATURES
EXHIBIT INDEX